UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3255

Panorama Series Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/29/2012

Item 1. Reports to Stockholders.

June 30, 2012

Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund, Inc.	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Holdings

Financial Statements

OPPENHEIMER  INTERNATIONAL GROWTH FUND/VA

Portfolio Managers: George R. Evans, CFA and Robert B. Dunphy, CFA1

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[2]
Non-Service Shares	5.69%
Service Shares	5.76
Average Annual Total Returns For the Periods Ended 6/29/12[2]

	1-Year	5-Year	10-Year
Non-Service Shares	–9.11%	–1.91%	7.34%
Service Shares	–9.06	–2.11	6.95
Expense Ratios For the Fiscal Year Ended 12/30/11[2]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	1.09%		1.00%
Service Shares	1.34		1.25

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

1. Became a co-portfolio manager March 29, 2012.

Regional Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of investments.

Top Ten Common Stock Holdings
BT Group plc	2.6%
SAP AG	2.3
Experian plc	2.3
Bunzl plc	2.0
William Hill plc	1.8
James Hardie Industries SE, CDI	1.8
Industria de Diseno Textil SA	1.7
Aalberts Industries NV	1.6
Telefonaktiebolaget LM Ericsson, B Shares	1.6
Grifols SA	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND  PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned 5.69% during the six-month reporting period. In comparison, the Fund outperformed the MSCI EAFE Index (the “Index”), which returned 2.96%.2 The Fund outperformed the Index primarily within the consumer discretionary, materials and health care sectors due to stronger relative stock selection. Financials was the only sector where the Fund experienced material underperformance versus the Index, due to an underweight position in what was second strongest performing sector of the Index.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different path and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency.

In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the period, the strongest contributors to performance were William Hill plc, Grifols SA and Industria de Diseno Textil SA (Inditex). William Hill is a sports bookmaking company based in the United Kingdom. The company continued to expand its mobile gaming offerings and also announced a sponsorship deal with the Football Association, making it an official supporter of England’s Football Team and the official betting partner of the FA Cup. Grifols is a Spain-based health care company focused primarily on blood-plasma related products. The company’s stock experienced gains as its acquisition of U.S.-based Talecris Biotherapeutics Holdings Corp. resulted in increased profit over its fiscal first quarter. Grifols’ acquisition of Talecris was particularly beneficial this period, as the company generated the bulk of its growth outside of recession-hit Spain. Inditex is a fashion retailer based out of Spain. Despite the recession plaguing Spain, Inditex reported a 30% rise in first-quarter earnings, leading to analysts elevating their price targets for its stock. Inditex’s successful medium-priced fashion brand Zara continued its strong revenue generation.

While detractors from performance were limited during the period, the most significant were Weir Group plc and Vallourec SA. Weir Group makes industrial pumps used in the mining and oil and gas industries. It has substantial exposure to shale gas drilling in the United States. Low gas prices slowed shale gas drilling during the period, negatively impacting Weir Group’s stock over the short term. We remain positive on the company over the longer term. Vallourec is a France-based company that specializes in the production of seamless steel tube products for industrial applications. In the final month of the period, the company cut its 2012 sales outlook on weak demand outside of the oil and gas industry.

2. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND  PERFORMANCE DISCUSSION

Outlook

We remain focused on seeking high quality foreign businesses that appear likely to grow faster than world gross domestic product and may benefit from four secular growth themes that we call MANTRA®: Mass Affluence, New Technology, Restructuring and Aging. Despite ongoing macroeconomic concerns including slow growth environments in many economies, we believe that there are industries that have the potential to deliver significant growth regardless of the macroeconomic growth rate. One example of this within the New Technology theme is the growth of data, which is exhibiting dynamic substantial growth in spite of the slow growth environment. Another is the Aging population; the population is aging worldwide in both the developing and developed markets. Companies that produce products that cater to the demands of an aging population will have significant opportunities for many years into the future. We believe that periods of market volatility can provide great entry points into companies that are positioned to capitalize on those long-term growth trends. Therefore, we believe periods of market volatility can provide investment opportunities.

Portfolio Management Update

In March 2012, Robert Dunphy, CFA, assumed co-portfolio management responsibilities for the Fund. Prior to joining OppenheimerFunds in 2004, Mr. Dunphy worked as a lead analyst at Nextel Communications and as an analyst at Seneca Financial. Mr. Dunphy holds a B.S.F.S. degree in international economics from Georgetown University and an M.Sc. degree in finance from London Business School. He is also a CFA charterholder.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,056.90	$5.10
Service Shares	1,000.00	1,057.60	6.38

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,019.78	5.01
Service Shares	1,000.00	1,018.55	6.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value

Common Stocks—94.9%
Consumer Discretionary—15.8%
Automobiles—0.7%
Bayerische Motoren Werke (BMW) AG	34,255	$2,482,052
Diversified Consumer Services—1.6%
Benesse Holdings, Inc.	67,725	3,020,449
Dignity plc	186,981	2,363,215
MegaStudy Co. Ltd.	7,297	500,412
Zee Learn Ltd.[1]	94,200	42,768

		5,926,844
Hotels, Restaurants & Leisure—4.2%
Carnival Corp.	127,760	4,378,335
Domino’s Pizza UK & IRL plc	552,160	4,463,387
William Hill plc	1,497,832	6,633,990

		15,475,712
Household Durables—0.6%
SEB SA	37,018	2,300,555
Internet & Catalog Retail—0.6%
Yoox SpA[1]	140,941	2,039,873
Leisure Equipment & Products—0.2%
Nintendo Co. Ltd.	6,700	781,784
Media—1.2%
Grupo Televisa SA, Sponsored GDR	65,050	1,397,274
SES, FDR	78,240	1,845,601
Zee Entertainment Enterprises Ltd.	518,087	1,362,142

		4,605,017
Multiline Retail—0.7%
Pinault-Printemps-Redoute SA	17,020	2,430,456
Specialty Retail—2.1%
Hennes & Mauritz AB, Cl. B	40,719	1,463,964
Industria de Diseno Textil SA	62,018	6,398,795

		7,862,759
Textiles, Apparel & Luxury Goods—3.9%
Burberry Group plc	177,382	3,700,036
Compagnie Financiere Richemont SA, Cl. A	32,113	1,762,379
Luxottica Group SpA	100,797	3,534,316
LVMH Moet Hennessy Louis Vuitton SA	23,580	3,594,032
Swatch Group AG (The), Cl. B	4,634	1,833,491

		14,424,254
Consumer Staples—11.2%
Beverages—3.9%
C&C Group plc	899,413	3,858,530
Diageo plc	196,640	5,056,818

	Shares	Value

Beverages Continued
Heineken NV	29,673	$1,549,966
Pernod-Ricard SA	38,030	4,068,325

		14,533,639
Food & Staples Retailing—1.8%
Shoppers Drug Mart Corp.	119,981	4,837,658
Woolworths Ltd.	68,937	1,890,927

		6,728,585
Food Products—4.1%
Aryzta AG	91,742	4,552,545
Barry Callebaut AG	4,830	4,381,425
Nestle SA	24,268	1,445,878
Unilever plc	144,426	4,849,561

		15,229,409
Household Products—1.0%
Reckitt Benckiser Group plc	66,694	3,514,828
Personal Products—0.4%
L’Oreal SA	11,910	1,395,178
Energy—3.9%
Energy Equipment & Services—2.2%
Saipem SpA	60,165	2,679,490
Schoeller-Bleckmann Oilfield Equipment AG	22,796	1,840,527
Technip SA	35,540	3,708,786

		8,228,803
Oil, Gas & Consumable Fuels—1.7%
BG Group plc	256,740	5,254,895
Cairn Energy plc	181,996	755,051
Tsakos Energy Navigation Ltd.	37,200	181,164

		6,191,110
Financials—3.9%
Capital Markets—2.5%
BinckBank NV	234,963	1,903,016
ICAP plc	845,519	4,469,196
Tullett Prebon plc	668,230	2,988,216

		9,360,428
Commercial Banks—0.3%
ICICI Bank Ltd., Sponsored ADR	32,025	1,037,930
Insurance—0.9%
Prudential plc	299,670	3,463,633
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	50,312	592,057
Health Care—9.1%
Biotechnology—3.1%
CSL Ltd.	132,100	5,357,761

6	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Biotechnology Continued
Grifols SA1	226,418	$5,727,785
Grifols SA, Cl. B1	21,219	402,693
MEI Pharma, Inc.[1,2]	139,468	58,730
MEI Pharma, Inc., Legend Shares[1,2]	7,500	3,158

		11,550,127
Health Care Equipment & Supplies—3.0%
DiaSorin SpA	31,193	909,749
Essilor International SA	41,000	3,803,214
Sonova Holding AG	27,176	2,618,390
Straumann Holding AG	3,769	552,355
William Demant Holding AS1	36,014	3,227,522

		11,111,230
Health Care Providers & Services—1.1%
Sonic Healthcare Ltd.	309,158	4,031,734
Health Care Technology—0.0%
Ortivus AB, Cl. B1	279,600	149,552
Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	19,069
Pharmaceuticals—1.9%
BTG plc[1]	177,584	1,134,184
Novogen Ltd.[1]	1,067,571	85,227
Roche Holding AG	32,740	5,643,222

		6,862,633
Industrials—25.2%
Aerospace & Defense—1.9%
Embraer SA	522,026	3,435,989
European Aeronautic Defense & Space Co.	102,970	3,640,827

		7,076,816
Commercial Services & Supplies—3.5%
Aggreko plc	112,960	3,665,614
De La Rue plc	124,980	1,984,773
Edenred	118,510	3,362,813
Prosegur Compania de Seguridad SA	78,029	3,991,309

		13,004,509
Construction & Engineering—2.6%
Koninklijke Boskalis Westminster NV	102,910	3,396,139
Leighton Holdings Ltd.	114,680	1,933,143
Outotec OYJ	59,693	2,737,581
Trevi Finanziaria Industriale SpA	305,999	1,704,615

		9,771,478
Electrical Equipment—4.5%
ABB Ltd.	165,007	2,685,938
Alstom	57,290	1,819,724

	Shares	Value

Electrical Equipment Continued
Ceres Power Holdings plc[1]	828,462	$48,007
Legrand SA	105,380	3,583,992
Nidec Corp.	67,400	5,111,247
Schneider Electric SA	57,300	3,192,689

		16,441,597
Industrial Conglomerates—0.7%
Siemens AG	29,941	2,516,777
Machinery—4.4%
Aalberts Industries NV	390,814	6,085,320
Atlas Copco AB, Cl. A	124,151	2,680,587
Fanuc Ltd.	17,200	2,825,913
Vallourec SA	36,256	1,488,052
Weir Group plc (The)	126,190	3,043,542

		16,123,414
Professional Services—2.3%
Experian plc	597,418	8,425,474
Trading Companies & Distributors—4.4%
Brenntag AG	39,778	4,388,568
Bunzl plc	451,341	7,372,612
Wolseley plc	123,907	4,629,443

		16,390,623
Transportation Infrastructure—0.9%
Koninklijke Vopak NV	53,021	3,391,814
Information Technology—16.4%
Communications Equipment—1.6%
Telefonaktiebolaget LM Ericsson, B Shares	653,855	5,959,647
Computers & Peripherals—1.3%
Gemalto NV	63,660	4,578,199
Electronic Equipment & Instruments—4.1%
Canon, Inc.	61,350	2,456,624
Hoya Corp.	226,493	4,990,510
Ibiden Co. Ltd.	35,021	632,467
Keyence Corp.	15,706	3,884,377
Omron Corp.	44,386	937,185
Phoenix Mecano AG	4,632	2,269,273

		15,170,436
Internet Software & Services—1.9%
Telecity Group plc[1]	329,690	4,146,232
United Internet AG	175,140	3,003,223

		7,149,455
IT Services—0.3%
Infosys Ltd.	22,796	1,033,618
Semiconductors & Semiconductor Equipment—0.8%
ARM Holdings plc	388,480	3,093,614

7	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Software—6.4%
Aveva Group plc	65,837	$1,680,699
Compugroup Medical AG	55,290	745,177
Dassault Systemes SA	52,400	4,922,571
Sage Group plc (The)	723,210	3,140,846
SAP AG	145,991	8,599,280
Temenos Group AG1	264,835	4,366,715

		23,455,288
Materials—5.9%
Chemicals—2.6%
Filtrona plc	750,790	5,626,427
Orica Ltd.	62,600	1,593,360
Sika AG	1,265	2,436,306

		9,656,093
Construction Materials—1.8%
James Hardie Industries SE, CDI	789,900	6,469,898
Metals & Mining—1.5%
Impala Platinum Holdings Ltd.	101,667	1,690,735
Rio Tinto plc	38,403	1,834,095
Vale SA, Sponsored ADR, Preference	98,400	1,919,784

		5,444,614

	Shares	Value

Telecommunication Services—3.5%
Diversified Telecommunication Services—3.5%
BT Group plc	2,942,948	$9,743,609
Inmarsat plc	400,860	3,085,665

		12,829,274
Total Common Stocks (Cost $255,881,026)		350,311,889

	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1]	151,357	27,486
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	953

Total Rights, Warrants and Certificates (Cost $35,548)		28,439

	Shares
Investment Company—4.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3,4]
(Cost $17,535,394)	17,535,394	17,535,394
Total Investments, at Value (Cost $273,451,968)	99.6%	367,875,722
Other Assets Net of Liabilities	0.4	1,313,330
Net Assets	100.0%	$369,189,052

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD            Australian Dollar

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of accompanying Notes.

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $61,888, which represents 0.02% of the Fund’s net assets.

See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
MEI Pharma, Inc. (formerly Marshall Edwards, Inc.)	12/28/05-5/9/12	$2,657,840	$58,730	$2,599,110
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	8/3/07	225,000	3,158	221,842

		$2,882,840	$61,888	$2,820,952

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	15,871,445	89,740,348	88,076,399	17,535,394

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$17,535,394	$11,485
a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

8	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Rate shown is the 7-day yield as of June 29, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$99,908,093	27.2%
France	49,735,014	13.5
Switzerland	34,547,917	9.4
Japan	24,640,556	6.7
United States	22,003,103	6.0
Germany	21,735,077	5.9
Australia	16,746,269	4.5
Spain	16,520,582	4.5
The Netherlands	16,326,255	4.4
Italy	10,868,043	3.0
Ireland	10,328,428	2.8
Sweden	10,253,750	2.8
Jersey, Channel Islands	8,425,474	2.3
Brazil	5,355,773	1.5
Canada	4,837,658	1.3
India	4,068,515	1.1
Denmark	3,227,522	0.9
Finland	2,737,581	0.7
Austria	1,840,527	0.5
South Africa	1,690,735	0.5
Mexico	1,397,274	0.4
Korea, Republic of South	500,412	0.1
Bermuda	181,164	—

Total	$367,875,722	100.0%

Foreign Currency Exchange Contracts as of June 29, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Barclay’s Capital
Swedish Krona (SEK)	Sell	3,136	SEK	7/2/12	$453,316	$—	$8,715
Deutsche Bank Securities, Inc.
Euro (EUR)	Buy	19	EUR	7/3/12	24,442	—	3
JP Morgan Chase:
Australian Dollar (AUD)	Buy	353	AUD	7/3/12	360,850	3,968	68
Euro (EUR)	Buy	4	EUR	7/2/12	5,252	78	—

						4,046	68
State Street
Euro (EUR)	Buy	11	EUR	7/3/12	13,964	233	—

Total unrealized appreciation and depreciation						$4,279	$8,786

See accompanying Notes to Financial Statements.

9	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $255,916,574)	$350,340,328
Affiliated companies (cost $17,535,394)	17,535,394
367,875,722
Cash	23,842
Unrealized appreciation on foreign currency exchange contracts	4,279
Receivables and other assets:
Dividends	1,584,660
Investments sold	453,316
Shares of capital stock sold	82,414
Other	17,192
Total assets	370,041,425
Liabilities
Unrealized depreciation on foreign currency exchange contracts	8,786
Payables and other liabilities:
Investments purchased	404,566
Shares of capital stock redeemed	375,954
Transfer and shareholder servicing agent fees	29,530
Distribution and service plan fees	11,516
Directors’ compensation	10,935
Other	11,086
Total liabilities	852,373
Net Assets	$369,189,052
Composition of Net Assets
Par value of shares of capital stock	$204,767
Additional paid-in capital	298,237,413
Accumulated net investment income	4,609,198
Accumulated net realized loss on investments and foreign currency transactions	(28,315,019)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	94,452,693
Net Assets	$369,189,052
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $308,773,046 and 172,295,134 shares of capital stock outstanding)	$1.79
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $60,416,006 and 32,471,438 shares of capital stock outstanding)	$1.86

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $534,385)	$7,471,144
Affiliated companies	11,485
Interest	11,861
Total investment income	7,494,490
Expenses
Management fees	1,906,097
Distribution and service plan fees—Service shares	76,545
Transfer and shareholder servicing agent fees:
Non-Service shares	167,323
Service shares	30,650
Shareholder communications:
Non-Service shares	14,809
Service shares	2,619
Custodian fees and expenses	22,196
Directors’ compensation	9,008
Accounting service fees	7,500
Administration service fees	750
Other	45,640
Total expenses	2,283,137
Less waivers and reimbursements of expenses	(228,235)
Net expenses	2,054,902
Net Investment Income	5,439,588
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	8,678,801
Foreign currency transactions	2,335,645
Net realized gain	11,014,446
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $99)	16,068,145
Translation of assets and liabilities denominated in foreign currencies	(4,677,222)
Net change in unrealized appreciation/depreciation	11,390,923

Net Increase in Net Assets Resulting from Operations	$27,844,957

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$5,439,588	$5,525,918
Net realized gain	11,014,446	31,835,918
Net change in unrealized appreciation/depreciation	11,390,923	(72,312,727)
Net increase (decrease) in net assets resulting from operations	27,844,957	(34,950,891)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,717,793)	(3,949,394)
Service shares	(720,532)	(439,048)
	(5,438,325)	(4,388,442)
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	(75,116,539)	(19,093,788)
Service shares	401,981	1,158,954
	(74,714,558)	(17,934,834)
Net Assets
Total decrease	(52,307,926)	(57,274,167)
Beginning of period	421,496,978	478,771,145
End of period (including accumulated net investment income of $4,609,198 and $4,607,935, respectively)	$369,189,052	$421,496,978

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.72	$1.87	$1.65	$1.21	$2.13	$1.91
Income (loss) from investment operations:
Net investment income[2]	.03	.02	.02	.02	.03	.02
Net realized and unrealized gain (loss)	.07	(.15)	.22	.44	(.93)	.22
Total from investment operations	.10	(.13)	.24	.46	(.90)	.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.02)	(.02)	(.02)	(.02)	(.02)
Net asset value, end of period	$1.79	$1.72	$1.87	$1.65	$1.21	$2.13
Total Return, at Net Asset Value[3]	5.69%	(7.16)%	14.76%	39.24%	(42.64)%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,773	$364,221	$417,141	$369,575	$297,686	$374,302
Average net assets (in thousands)	$336,251	$406,974	$376,612	$328,763	$341,275	$348,714
Ratios to average net assets:[4]
Net investment income	2.78%	1.21%	1.04%	1.35%	1.71%	0.95%
Total expenses[5]	1.12%	1.09%	1.10%	1.08%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.01%
Portfolio turnover rate	8%	25%	19%	34%	22%	19%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.12%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.78	$1.94	$1.71	$1.25	$2.21	$1.97
Income (loss) from investment operations:
Net investment income[2]	.02	.02	.01	.01	.03	.02
Net realized and unrealized gain (loss)	.08	(.17)	.24	.47	(.98)	.23
Total from investment operations	.10	(.15)	.25	.48	(.95)	.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.02)	(.02)	(.01)	(.01)
Net asset value, end of period	$1.86	$1.78	$1.94	$1.71	$1.25	$2.21
Total Return, at Net Asset Value[3]	5.76%	(7.61)%	14.62%	39.06%	(43.07)%	13.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,416	$57,276	$61,630	$43,376	$21,600	$32,736
Average net assets (in thousands)	$61,590	$62,359	$50,420	$30,629	$26,235	$31,137
Ratios to average net assets:[4]
Net investment income	2.60%	0.96%	0.78%	0.94%	1.43%	0.71%
Total expenses[5]	1.36%	1.34%	1.35%	1.34%	1.28%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.26%	1.27%	1.29%
Portfolio turnover rate	8%	25%	19%	34%	22%	19%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.36%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

15	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $28,831,829 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $737,619. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$29,800,742
No expiration	737,619

Total	$30,538,361

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $19,523,915 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $11,014,446 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$283,125,040

Gross unrealized appreciation	$104,790,674
Gross unrealized depreciation	(20,038,650)

Net unrealized appreciation	$84,752,024

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive

16	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

17	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

18	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

19	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$27,442,569	$30,886,737	$—	$58,329,306
Consumer Staples	34,388,170	7,013,469	—	41,401,639
Energy	2,776,742	11,643,171	—	14,419,913
Financials	10,873,775	3,580,273	—	14,454,048
Health Care	23,019,250	10,705,095	—	33,724,345
Industrials	43,030,925	50,111,577	—	93,142,502
Information Technology	33,911,092	26,529,165	—	60,440,257
Materials	9,982,517	11,588,088	—	21,570,605
Telecommunication Services	12,829,274	—	—	12,829,274
Rights, Warrants and Certificates	—	28,439	—	28,439
Investment Company	17,535,394	—	—	17,535,394

Total Investments, at Value	215,789,708	152,086,014	—	367,875,722
Other Financial Instruments:
Foreign currency exchange contracts	—	4,279	—	4,279

Total Assets	$215,789,708	$152,090,293	$—	$367,880,001

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(8,786)	$—	$(8,786)

Total Liabilities	$—	$(8,786)	$—	$(8,786)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$(12,185,204)	$12,185,204	$—
Consumer Staples	—	(7,872,527)	7,872,527	—
Energy	—	(6,961,167)	6,961,167	—
Financials	2,881,603	(836,706)	836,706	(2,881,603)
Health Care	1,198,121	(11,020,257)	11,020,257	(1,198,121)
Industrials	18,276,016	(22,143,998)	22,143,998	(18,276,016)
Information Technology	18,087,585	(25,684,136)	25,684,136	(18,087,585)
Materials	5,825,971	(13,656,564)	13,656,564	(5,825,971)
Telecommunication Services	12,467,527	—	—	(12,467,527)

Total Assets	$58,736,823	$(100,360,559)	$100,360,559	$(58,736,823)

20	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Capital Stock

The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	6,723,394	$12,487,544	18,704,347	$34,288,298
Dividends and/or distributions reinvested	2,650,446	4,717,793	2,046,318	3,949,394
Redeemed	(49,416,372)	(92,321,876)	(30,888,694)	(57,331,480)

Net decrease	(40,042,532)	$(75,116,539)	(10,138,029)	$(19,093,788)

Service Shares
Sold	1,997,927	$3,805,632	5,108,183	$9,981,758
Dividends and/or distributions reinvested	389,477	720,532	219,524	439,048
Redeemed	(2,153,433)	(4,124,183)	(4,816,915)	(9,261,852)

Net increase	233,971	$401,981	510,792	$1,158,954

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$32,565,994	$109,986,666

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Over $250 million	0.90

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $204,282 to OFS for services to the Fund.

21	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $188,707 and $34,353 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $5,175 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

22	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $4,279, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

23	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$4,279	Unrealized depreciation on foreign currency exchange contracts	$8,786

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$145,534

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(10,109)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $724,878 and $2,681,804, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

24	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

25	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On January 20, 2012, a shareholder meeting of the Panorama Series Fund, Inc., on behalf of Oppenheimer International Growth Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At this meeting the Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	271,248,826	20,081,092
Edward L. Cameron	271,435,153	19,894,765
Jon S. Fossel	271,007,951	20,321,967
Sam Freedman	269,734,843	21,595,075
Richard F. Grabish	271,179,124	20,150,794
Beverly L. Hamilton	272,735,441	18,594,477
Robert J. Malone	272,301,673	19,028,245
F. William Marshall, Jr.	271,329,917	20,000,001
Victoria J. Herget	272,632,626	18,697,292
Karen L. Stuckey	272,048,241	19,281,676
James D. Vaughn	272,537,994	18,791,924
William F. Glavin, Jr.	272,094,774	19,235,144

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Votes
157,950,835	8,436,568	4,694,220	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Votes
157,899,146	8,747,445	4,435,032	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Votes
155,037,316	11,448,143	4,596,164	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Votes
156,119,865	9,708,589	5,253,169	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Votes
158,518,653	6,687,511	5,875,459	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Votes
158,477,124	7,710,053	4,894,447	N/A

26	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Votes
157,758,591	7,572,292	5,750,741	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Votes
155,357,267	9,323,703	6,400,653	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust

For	Against	Abstain	Broker Non Votes
263,294,676	15,297,928	12,737,313	N/A

27	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER  INTERNATIONAL GROWTH FUND/VA

A Series of Panorama Series Fund, Inc.
Trustees and Officers

William L. Armstrong, Chairman of the Board of Directors and Director

Edward L. Cameron, Director

Jon S. Fossel, Director

Sam Freedman, Director

Richard F. Grabish, Director

Beverly L. Hamilton, Director

Victoria J. Herget, Director

Robert J. Malone, Director

F. William Marshall, Jr., Director

Karen L. Stuckey, Director

James D. Vaughn, Director

William F. Glavin, Jr., President and Principal Executive Officer

George R. Evans, Vice President

Robert B. Dunphy, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.

Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012